UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

HOLOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Notice of Meeting and Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 6, 2012.

Meeting Information
HOLOGIC, INC.	Meeting Type:	Annual Meeting
	For holders as of:	January 13, 2012
	Date: March 6, 2012	Time: 8:30 AM EST
Location: Hologic, Inc.
35 Crosby Drive
Bedford, MA 01730 To obtain directions to the meeting, please contact Deborah Gordon at (781) 999-7716

HOLOGIC, INC. 35 CROSBY DRIVE BEDFORD, MA 01730	You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1.  NOTICE AND PROXY STATEMENT (INCLUDES FORM OF PROXY CARD)                        2.  ANNUAL REPORT   ON FORM 10-K

  How to View Online:

  Have the information that is printed in the box marked by the arrow     (located on the following   page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow      (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 21, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow      available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR all the listed nominees:
1. Election of Directors
Nominees:

01) Robert A. Cascella	06) Lawrence M. Levy
02) Glenn P. Muir	07) Christiana Stamoulis
03) David R. LaVance, Jr.	08) Elaine S. Ullian
04) Sally W. Crawford	09) Wayne Wilson
05) Nancy L. Leaming

The Board of Directors recommends you vote FOR proposals 2-4:

2.          To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the other related tables and disclosure.

3. To approve the Hologic, Inc. 2012 Employee Stock Purchase Plan.

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.